UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 6, 2014

N-VIRO INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21802	34-1741211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2254 Centennial Road Toledo, OH	43617
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. – Submission of Matters to a Vote of Security Holders

On November 6, 2014, N-Viro International Corporation completed its recessed Annual Stockholders meeting.  The matters on which the stockholders voted, in person or by proxy, were:

Proposal #1, the election of four Class II directors to the board of directors;

Proposal #2, the ratification of UHY, LLP as our independent outside auditors for the fiscal year ending December 31, 2014.

Election of Board of Directors:

Director	Votes For	Votes Against	Votes Abstained	Approved / Not Approved
James Hartung	527,965	2,976,491	40,648	N
Thomas Kovacik	527,765	2,976,691	40,648	N
Timothy Kasmoch	1,778,715	1,712,341	54,048	A
Gene Richard	3,389,659	114,834	40,611	A

Proposal #2:	Votes For	Votes Against	Votes Abstained	Approved / Not Approved
UHY, LLP	5,711,988	117,816	159,533	A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-VIRO INTERNATIONAL CORPORATION

Dated:

November 12, 2014

By:

  /s/  James K. McHugh

James K. McHugh

Chief Financial Officer